SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 11, 2003

BANCSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction Of incorporation)	333-74997 Commission File Number	59-3535315 (I.R.S. Employer Identification No.)

1185 Immokalee Road

Naples, Florida 34110

(address of principal executive offices)

Registrant’s telephone number: (239) 254-2100

ITEM 12. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On August 11, 2003, Bancshares of Florida issued a report to its shareholders, summarizing its financial performance for the three and six month periods ending June 30, 2003. A copy of the report is furnished as Exhibit 99.1.

Date: August 12, 2003

Bancshares of Florida, Inc. (Registrant)

By:	/s/ Thomas M. Whelan
Thomas M. Whelan Chief Financial Officer